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                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT

               REGISTRATION RIGHTS AGREEMENT (this "Agreement"), effective as of __________, 1998 by James Hardie N.V., a company incorporated under the laws of The Netherlands with its statutory seat in Amsterdam (the "Company"), for the benefit of James Hardie Industries Limited, a company organized under the laws of Australia ("JHIL").

                                   WITNESSETH

               WHEREAS, JHIL intends to complete a reorganization (the "Reorganization") whereby JHIL and/or certain of its subsidiaries will transfer substantially all of their operating businesses to the Company and its subsidiaries and sell a portion of the Common Shares (as defined below) held by JHIL and/or certain of its subsidiaries in an underwritten public offering (the "Initial Public Offering"); and

               WHEREAS, in order to induce JHIL to complete the Reorganization and for other valid consideration, the Company has agreed to provide JHIL and its subsidiaries with registration rights as set forth in this Agreement.

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties and agreements herein contained, the parties have agreed as follows:

               1. Definitions. As used in this Agreement the following terms shall have the following meanings:

                  (a) "Commission" means the United States Securities and Exchange Commission and any successor United States federal agency having similar powers.

                  (b) "ASIC" means the Australian Securities and Investments Commission and any successor Australian government agency having similar powers.

                  (c) "ASX" means the Australian Stock Exchange Limited.

                  (d) "Common Shares" means common shares of the Company, par value NLG 100 per share, as the same may be constituted from time to time, including common shares derived from stock splits, stock dividends, reclassifications or the like.

                  (e) "Holder" or "Holders" means JHIL, its direct or indirect wholly owned subsidiaries (other than the Company and its direct or indirect wholly owned subsidiaries), and their respective transferees, successors and assigns; provided, however that no Person shall be treated as a Holder unless
(a) such Person beneficially owns at least two percent (2%) of the outstanding Common Shares and (b) in the case of a transferee, successor or assign, the Company is promptly (and, in any event, within 30 days of such transfer, succession or assignment) provided with the name and address of such Person.

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                  (f) "Initiating Investor" means any Holder who initiates a request for Registration pursuant to Section 2.2(a) hereof.

                  (g) "Laws" means the United States Securities Act of 1933, as amended (the "1933 Act"), the United States Securities and Exchange Act of 1934, any other federal laws, the laws of any State of the United States of America, all Australian and Dutch laws and the laws of any other relevant jurisdiction relating to the issuance, offering, marketing, registration, listing, sale or trading of securities, the applicable rules and regulations of the Commission, the applicable rules and regulations of the ASIC and all similar laws, rules and regulations applicable to the issuance, offering, marketing, registration, listing, sale or trading of securities in any other jurisdiction in which the Common Shares are listed on any stock exchange or otherwise publicly traded, all as the same shall be in effect from time to time. Any reference to any provision of Laws shall encompass any successor provision or rule.

                  (h) "NYSE" means New York Stock Exchange or any successor entity.

                  (i) "Person" means an individual, partnership, joint venture, corporation, trust, unincorporated organization or a government or any department or agency thereof.

                  (j) "Register" or "Registration" means issuing, marketing, registering or listing the securities of the Company, pursuant to applicable Laws, for offer and sale in or through the public markets in the United States or, if applicable, in Australia or elsewhere (where the Company has previously taken action to permit the sale of its securities).

                  (k) "Registration Expenses" means all expenses incident to the Company's performance of, or compliance with, its obligations under this Agreement including: (i) all applicable registration, filing or similar fees of the Commission, ASIC or similar governmental agency; (ii) all applicable registration, filing or similar fees of NYSE, ASX or other stock exchange; (iii) all fees and expenses of complying with Laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications); (iv) all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance; and (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including underwriting discounts, and the reasonable fees and expenses of any special experts retained in connection with the requested registration.

                  (l) "Registrable Securities" means the Common Shares outstanding at any time which are held by a Holder; provided, however, that any particular Registrable Securities shall cease to be such when such securities
(i) have been Registered and disposed of in accordance with such Registration,
(ii) have been or may be sold to the public pursuant to Rule 144 under the 1933 Act or (iii) shall have ceased to be outstanding.


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                  (m) "Registration Statement" means all forms, schedules,
statements, prospectus or other documents (including exhibits attached thereto) necessary to Register securities in such jurisdiction.

               2. Registration Rights.

                  2.1 Incidental Registration.

                  (a) Right to Include Registrable Securities. If the Company at any time after the Initial Public Offering proposes to Register for its own account or for the account of others any securities of the Company, it will give written notice to all Holders of its intention to do so, specifying the form and manner and the other relevant facts involved in such proposed Registration, at least thirty (30) days before the initial filing or first communication with the relevant regulatory authority in the jurisdiction in which the Company proposes to Register securities of the Company; and upon the written request of any such Holder delivered to the Company within thirty (30) days after giving of any such notice of the proposed Registration (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company will use its best efforts to Register all Registrable Securities that the Company has been so requested to Register by the Holders, to the extent required to permit the disposition of the Registrable Securities in accordance with such Registration, provided, that:

                        (i) if the Registration so proposed by the Company
                involves an underwritten offering of the Common Shares so being Registered, whether or not for sale for the account of the Company, to be distributed on a firm commitment basis by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, each Holder requesting Registration of its Registrable Securities for disposition in an underwritten offering agrees to include such Registrable Securities in such underwritten offering and shall be bound by the provisions of Section 2.4 hereof relating to underwritten offerings; and

                        (ii) the Company shall not be obligated to effect any
                Registration of Registrable Securities under this Section 2.1 incidental to the Registration of any of its Common Shares for offer or sale pursuant to a dividend reinvestment plan, pursuant to an acquisition, merger or exchange offer or to its employees, directors or consultants pursuant to an employee benefit or similar plan.

Except as provided in Section 2.2(b)(ii)(B), no Registration of Registrable Securities effected under this Section 2.1 shall relieve the Company of its obligation to effect Registration of Registrable Securities upon the request of one or more Holders pursuant to Section 2.2.

                  (b) Expenses. Each Holder shall pay its pro rata share of all Registration Expenses in connection with each Registration of Registrable Securities requested by such Holder pursuant to this Section 2.1, including its pro rata share of any applicable underwriters' fees, discounts and commissions.

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                  2.2 Registration on Request.

                  (a) Request. At any time, any Initiating Investor may make by written notice to the Company a request that the Company effect the Registration of all or part of such Initiating Investor's Registrable Securities and specifying the intended method or methods of disposition thereof.

                  (b) Company Action. Upon receipt of a request of an Initiating Investor under Section 2.2(a), the Company shall, within fifteen (15) days of such request, give written notice of the requested Registration to all Holders specifying the intended method or methods of disposition set forth in the request and thereupon will use its best efforts to effect the Registration, of:

                        (i) the Registrable Securities that the Company has been
                so requested to register by such Initiating Investor; and

                        (ii) all other Registrable Securities that the Company
                has been requested to Register by the Holders by written request given to the Company within fifteen (15) days after the giving of such written notice by the Company;

all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that

                                (A) the Company shall not be required to effect
                        a Registration pursuant to this Section 2.2 unless the requests by Holders (including the Initiating Investor) for such Registration cover in the aggregate at least five percent (5%) of the then outstanding Common Shares, and

                                (B) if the Company (i) shall have previously
                        effected a Registration on a firm commitment basis by or through one or more underwriters pursuant to this
                        Section 2.2 or (ii) shall have previously effected a Registration of Common Shares distributed on a firm commitment basis by or through one or more underwriters, of which notice has been given to all Holders pursuant to Section 2.1, the Company shall not be required to effect a Registration pursuant to this Section 2.2 (unless the managing underwriters in such previous Registration consent to such additional Registration) for a period of six (6) months following the effective date of such most recent previous Registration.

                  (c) Expenses. Each Holder shall pay its pro rata share of all Registration Expenses in connection with each Registration of Registrable Securities requested by such Holder pursuant to this Section 2.2, including any applicable underwriters' fees, discounts and commissions.

                  (d) Inclusion of Other Securities. The Company will not Register securities for the account of any Person (including for its own account) other than Holders, and

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will not Register any securities other than Registrable Securities, in any
Registration of Registrable Securities requested by one or more Holders pursuant to this Section 2.2, unless permitted to do so by the written consent of such Holders representing at least a majority (by number of shares) of the Registrable Securities as to which Registration has been requested by such Holders. The Company will not grant to any Person the right to request a Registration not permitted by this paragraph without the consent of such Holders representing at least a majority (by the number of shares) of Registrable Securities.

                  2.3 Registration Procedures. If and whenever the Company is required to effect the Registration of any Registrable Securities as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                  (a) (i) prepare and file with the Commission (or ASIC or the appropriate legal authority in such other jurisdiction in which the Company proposes to Register Registrable Securities) a Registration Statement with respect to such Registrable Securities, (ii) promptly respond to all comments received with respect to such Registration Statement and make and file all amendments thereto deemed necessary by the Company's legal counsel, and (iii) thereafter use its best efforts to cause such Registration Statement to become effective, provided, however, that the Company shall not be required to file such Registration Statement or cause such Registration Statement to become effective if: (i) the Company's legal counsel delivers a reasoned opinion to the Company and the Holders that it is likely that the Commission (or ASIC or the appropriate legal authority in such other jurisdiction in which the Company proposes to Register Registrable Securities) will refuse to permit such Registration Statement to become effective or suspend the effectiveness of such Registration Statement; or (ii) the Company delivers to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Company's board of directors such Registration may (a) interfere with or affect the negotiations or completion of a transaction that is being contemplated by the Company or (b) have a material adverse effect on the Company; in this case, the Company shall have the right to delay such filing (or withhold efforts to cause such Registration Statement to become effective) for up to 180 days; provided, however, that the Company may not utilize this right more than once in any 12-month period.

                  (b) in the case of Registration on Request under Section 2.2 hereof, prepare and file with the Commission (or ASIC or the appropriate legal authority in such other jurisdiction in which the company proposes to Register Registrable Securities) such amendments and supplements to such Registration Statement used in connection therewith as may be necessary to keep such Registration Statement accurate and effective and to comply with the provisions of the 1933 Act or other relevant Laws with respect to the disposition of all Registrable Securities and other securities covered by such Registration Statement until the earlier of such time as all of such Registrable Securities have been disposed of by the seller or sellers thereof set forth in such Registration Statement or six (6) months, provided, however, that such time period shall be extended by the amount of time that any Holders are prevented from selling Registrable Securities under such Registration Statement as a result of Section 2.4(d) hereof; and will furnish to each such seller at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such Registration Statement and

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shall not file any such amendment or supplement to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or other relevant Laws; notwithstanding any of the foregoing, the Company is not obligated in the case of Incidental Registration under Section 2.1 hereof to take any of the foregoing actions in this Section 2.3(b) or to otherwise maintain the effectiveness of such Registration Statement.

                  (c) furnish to each seller of such Registrable Securities conformed copies of such Registration Statement and of each such amendment thereof and supplement thereto (in each case including all exhibits), copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act or other relevant Laws, such documents, if any, incorporated by reference in such Registration Statement or prospectus, and such other documents, in each case, in such quantities as such seller may reasonably request;

                  (d) use its best efforts to register, list and/or qualify all Registrable Securities covered by such Registration Statement under such other Laws as the Company may determine is necessary or advisable or as any seller may reasonably request, keep the Registrations or qualifications in effect for so long as such Registration Statement remains in effect, and do any and all other acts and things that may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, of (i) an opinion of counsel for the Company, dated the effective date of such Registration Statement (and, if such Registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (ii) if the shares of Registrable Securities are to be sold in an underwritten offering, a "comfort" letter, dated the date of the closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller may reasonably request;

                  (f) immediately notify each seller of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act or other relevant Laws, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact

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required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (whereupon, all sellers shall cease to effect sales until such time as the Company notifies the sellers that the prospectus has been corrected or updated), and at the request of any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (g) otherwise use its best efforts to comply with all applicable Laws and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginnings with the first month of the first fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

                  (h) if the Common Shares of the Company are Registered on NYSE, ASX or other stock exchange, use its best efforts to comply with the requirements of such exchanges or listing services and to include shares of Registrable Securities covered by such Registration Statement for listing on each such exchange or listing service.

The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by any relevant Laws in connection therewith.

                  2.4 Underwritten Offerings.

                  (a) Selection of Underwriters. Whenever a Registration requested pursuant to Section 2.2(a) hereof is for an underwritten offering, the Holders of a majority of the Registrable Securities so requested to be included in such Registration shall select (subject to the reasonable approval of the Company) one or more managing underwriters of recognized standing to administer the offering, and each Holder requesting Registration of its Registrable Securities for disposition in an underwritten offering agrees to include such Registrable Securities in such underwritten offering and shall be bound by the provisions of this Section 2.4. If the managing underwriters are of the opinion, expressed in writing to the Holders requesting Registration of the Registrable Securities, that the amount of Registrable Securities requested pursuant to
Section 2.2 to be included in the proposed underwritten offering is sufficiently large to cause a material and adverse effect on the ability of the underwriter to successfully complete a distribution of such Registrable Securities without significantly adversely impacting the market price of the Common Shares, then the number of shares to be included therein by Holders shall be limited to the amount of securities that the managing underwriters determine in good faith can be sold in such offering without causing a material and adverse effect on the ability of the underwriter to successfully complete a distribution of such Registrable Securities that does not significantly adversely impact the market price of the Common Shares; provided, however, that

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as among such Holders, any reduction in the number of shares to be included in the offering shall be applied to reduce pro rata the number of shares requested to be registered by each Holder requesting inclusion of its shares pursuant to
Section 2.2.

                  (b) Underwriting Agreement. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of Holders pursuant to a Registration requested under Section 2.2 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain representations and warranties by the Company and other terms and provisions not inconsistent with this Agreement as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 hereof, and the Company will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to secondary distributions and shall be otherwise satisfactory to such Holders. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders selling Registrable Securities. No Holder shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters (including any restrictions on sales inconsistent with Section 2.4(d) hereof) other than reasonable representations, warranties or agreements regarding such Holder, its Registrable Securities and such Holder's intended method or methods of disposition and any other representation required by the relevant Laws.

                  (c) Incidental Underwritten Offerings. If the Company at any time proposes to Register any securities of the Company for its own account or for the account of others as contemplated by Section 2.1 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder who requests incidental Registration of Registrable Securities in connection therewith pursuant to Section 2.1, arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holders among the securities to be distributed by or through such underwriters. If the managing underwriters are of the opinion, expressed in writing to the Holder requesting incidental Registration of the Registrable Securities, that the amount of Registrable Securities requested pursuant to
Section 2.1 to be included in the proposed underwritten offering is sufficiently large to cause a material and adverse effect on the ability of the underwriter to successfully complete a distribution of all securities proposed to be included in such underwritten offering without significantly adversely impacting the market price of the Common Shares, then the Company shall have the right to limit the aggregate size of the offering or the number of shares to be included therein by stockholders of the Company to the amount of securities that the managing underwriters determine in good faith can be sold in such offering without causing a material and adverse effect on the ability of the underwriter to successfully complete a distribution of such securities that does not significantly adversely impact the market price of the Common Stock; provided, however, that (i) the number of Common Shares to be offered by the Company for its own account or for the account of others or for which securities to be so offered by the Company

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are convertible or exchangeable shall not exceed the number of Common Shares to be offered by all Holders requesting inclusion of Registrable Securities, (ii) if securities other than Common Shares or securities convertible into or exchangeable for common shares are to be offered by the Company for its own account or for the account of others, the proceeds, net of underwriting discounts and commissions but before deducting Registration Expenses, of the equity securities so offered by the Company shall not exceed the proceeds, net of underwriting discounts and commissions but before deducting Registration Expenses, of the securities to be offered by all Holders requesting inclusion of Registrable Securities, and (iii) as among such Holders, any reduction in the size of the offering or the number of shares to be included therein shall be applied to reduce pro rata the number of Registrable Securities requested to be registered by each Holder that had requested inclusion of its shares pursuant to
Section 2.1. The Holders with Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders, and the Company will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise satisfactory to such Holders. Such Holders shall enter into an agreement with such underwriters and the Company for such offering, such agreement to contain such representations and warranties by such Holders and such other terms and conditions as are customarily contained in such agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 hereof. No Holder shall be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters (including any restrictions on sales inconsistent with Section 2.4(d) hereof) other than reasonable representations, warranties or agreements regarding such Holder, its Registrable Securities and such Holder's intended method or methods of distribution and any other representation required by any relevant Laws.

                  (d) Restrictions on Sales by Investors. If any Registration subject to Section 2.1 or 2.2 shall be in connection with an underwritten public offering of Common Shares on a firm commitment basis, each Holder agrees by acquisition of such Registrable Securities, if and to the extent requested in writing by the managing underwriters, not to effect any public sales or distribution (other than as part of such underwritten public offering pursuant to Section 2.1(a) or 2.2(a)) of Common Shares, including a sale pursuant to Rule 144 or pursuant to a registered offering not being distributed on a firm commitment basis by or through one or more underwriters, within the period from thirty (30) days prior to the effective date of such Registration Statement up to one hundred and twenty (120) days after the effective date of such Registration Statement or such shorter period as may be acceptable to such managing underwriters.

                  (e) Restrictions on Sales by the Company and Others. The Company agrees (i) not to effect any public sale or distribution of any Common Shares (including pursuant to a Registration not on a firm commitment basis by or through one or more underwriters) within the period from fifteen (15) days prior to the effective date of any Registration Statement that

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includes Registrable Securities to be distributed by or through one or more underwriters on a firm commitment basis, if and to the extent requested by the managing underwriters for such distribution, up to ninety (90) days after the effective date of such Registration Statement (or such shorter period as may be requested by such managing underwriters) unless such sale or distribution is pursuant to such Registration Statement (or a separate Registration Statement filed concurrently) and either (A) the Holders of a majority of the shares of Registrable Securities to be included in such Registration statement (or a separate Registration statement filed concurrently) consented pursuant to
Section 2.2(d) to the inclusion of such securities in such Registration Statement, or (B) Holders are participating (or have declined to participate) pursuant to Section 2.1 hereof in such Registration Statement (or a separate Registration Statement filed concurrently) and such Registration Statement was filed by the Company with respect to the sale of Common Shares by the Company for its own account; and (ii) that any agreement entered into after the date of this Agreement (A) pursuant to which the Company issues or agrees to issue or registers or agrees to register any "restricted securities" (as defined in Rule 144 under the 1933 Act) or other Common Shares shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the period described in clause (i) above, including a sale pursuant to Rule 144 under the 1933 Act (except as part of any such Registration, if permitted), and (B) shall not contain a provision granting to any Person rights in connection with the Registration of securities that are inconsistent with the rights of Holder under this Section 2; provided, however, that the provisions of clause (i) of this paragraph (e) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities or the offer or sale of securities by the Company pursuant to a dividend reinvestment plan or to its employees, directors or consultants pursuant to an employee benefit or similar plan.

                  (f) In the event of an underwritten offering pursuant to
Section 2.2(a), the Company shall provide the reasonable assistance of its management in connection with marketing efforts for such offering, provided that no such assistance shall be required to the extent that it would cause a significant disruption in the performance of management's other duties.

                  2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the 1933 Act or other relevant Laws, the Company will give the Holders on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission (or ASIC or in such other jurisdiction in which the Company proposes to Register Registrable Securities) and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with the Company's officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act or other relevant Laws.

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                  2.6. Indemnification.

                  (a) Indemnification by the Company. In the event of any Registration of any securities of the Company under the 1933 Act or other relevant Laws pursuant to Section. 2.1 or 2.2, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such Registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934 (the "1934 Act") (each, an "Indemnified Person"), against any losses claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the 1933 Act or other applicable Laws, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the 1933 Act or other applicable Laws, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any Laws applicable to the Company and relating to action required of or inaction by the Company in connection with any such Registration, and the Company will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Indemnified Person specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such securities by such seller. The Company shall agree to a provision for contribution relating to such indemnity as shall be reasonably requested by any seller of Registrable Securities or the underwriters.

                  (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to Section 2.1 or 2.2 hereof, that the Company shall have received an undertaking from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such person may become subject under the applicable Laws or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the relevant Laws, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such actual or alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, participating Person or controlling Person and shall survive the transfer of such securities by such seller. Notwithstanding anything in this
Section 2.6(b) to the contrary, no indemnifying party shall be required pursuant to this Section 2.6(b) to pay any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                  (c) Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required Registration or other qualification of such Registrable Securities under any relevant Laws.

                  (e) Contribution. If the indemnification provided for in this
Section 2.6 is unavailable or insufficient to hold harmless an indemnified party under Section 2.6(a) or (b) of this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in
Section 2.6(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omissions. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.6(e) were to be determined by pro rata allocation or by any other method of allocation of Registrable Securities that does not take account of the equitable considerations referred to in the first sentence of this Section 2.6(e); provided, however, that the Company and each Holder shall agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that the underwriter's portion of such contribution shall not exceed the underwriting discount. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided as in the preceding sentence and in Section 2.6(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 2.6(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 2.6(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 2.6(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 2.6(c) has not been given with respect to such action; provided, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 2.6(e), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding anything in this Section 2.6(e) to the contrary, no indemnifying party other than the Company shall be required pursuant to this Section 2.6(e) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                  (f) Indemnification Payments. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               3. Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court having jurisdiction over this Agreement.

               4. Notices. Any written notices required hereunder to be given to any Holder must be given by certified or registered mail, return receipt requested, at the Holder's address of record as set forth on the stock records of the Company, and such notice shall be deemed green upon the date that such Holder actually received such notice, as evidenced by a receipt signed on behalf of the Holder or three (3) business days after such notice has been sent to the Holder's address of record. Any written notices required hereunder to be given to the Company must be given by certified or registered mail, return receipt requested, at the Company's principal executive offices as set forth on the Company's most recently filed Registration Statement or Form 20-F, and such notice shall be deemed given upon the date that the Company actually received such notice, as evidenced by a receipt signed on behalf of the Company, or three
(3) business days after such notice has been sent to the Company's principal executive files.

               5. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns including any Person to whom Registrable Securities are transferred.

               6. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

               7. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to the provisions thereof relating to conflict of laws.

               8. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               9. Entire Agreement. This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect. to the subject matter hereof.

               IN WITNESS WHEREOF, the Company has executed this document as of the date first above written.

                                                   JAMES HARDIE N.V.



                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:

Accepted and Acknowledged by:


JAMES HARDIE INDUSTRIES LIMITED



By:
    ------------------------------
Name:
Title: